Exhibit 10.76
SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is entered into as of January 11, 2010, by and between Invisa, Inc., a Nevada corporation (the "Company"), and the shareholder set forth on the signature page hereto. (hereinafter “Holder”)

RECITALS

        WHEREAS, as of the date hereof, the Holder is the owner of record of ____shares of Series B Preferred Stock. (the “Series B Shares”); and

        WHEREAS, the Company and the Holder desire to exchange the Series B Shares for shares of Series C Convertible Preferred Stock, of the Company (the "Series C Preferred Stock").

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, and intending to be legally bound thereby, the parties hereto agree as follows:

1.     Definitions.

        The following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein):

        "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

        "Governmental Body" shall mean any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction; (b) federal, state, local, municipal or foreign government (including any agency, department, bureau, division, or other administrative body thereof); or (c) governmental or quasi-governmental authority of any nature.

        "Person" shall mean any individual, Entity or Governmental Body.

        "Proceeding" shall mean any action, suit, litigation, arbitration, or investigation (including any civil, criminal or administrative) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or any arbitrator or arbitration panel.

2.     Exchange. Subject to the terms and conditions set forth in this Agreement, effective at the Closing, the Holder will transfer and convey to the Company the Series B Shares held by the Holder.   In consideration of the transfer and conveyance of Series B Shares referred to in the immediately preceding sentence, at the Closing, the Company shall issue and deliver to the Holder and the Holder shall accept and receive from the Company, the whole number of fully paid and non-assessable shares of Series C Preferred Stock set forth opposite such Holder name on the signature page hereto.

3.     Closing and Delivery.

        3.1    Closing.    The closing of the Exchange (the "Closing") shall take place, at the offices of the Company on such date and time as the parties shall agree but not later January 28, 2010 (the "Closing Date").

        3.2    Delivery.    Subject to the terms and conditions hereof, upon the surrender of the certificate or certificates representing the Series B Shares, the Company shall issue and deliver to Holder such number of Series C Preferred Stock at the Closing, indicated on the signature page hereto by the delivery of a certificate or certificates evidencing the shares of the Series C Preferred Stock to which Holder is entitled, free and clear of all liens, claims, and encumbrances (collectively, an "Encumbrance").

4.     Representations and Warranties of the Holder.

        Holder hereby represents and warrants to the Company as follows:

        4.1    Requisite Power; Authorization; Binding Obligations.     Holder has all requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on Holder's part necessary for the authorization, execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all obligations of Holder hereunder has been or will be taken prior to the Closing. This Agreement, when executed and delivered, will be valid and binding obligations of Holder enforceable against it in accordance with their terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

        4.2    Investment Representations.     Holder understands that neither the shares of the Series C Preferred Stock, nor the Common Stock to which it is convertible into, have been registered under the Securities Act of 1933, as amended (the "Securities Act"). Holder also understands that the shares of Series C Preferred Stock are being offered pursuant to an exemption from registration contained in the Securities Act based in part upon such Holder's following representations and warranties:

        (a)    Holder Bears Economic Risk.     Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Holder understands that it must bear the economic risk of this investment indefinitely unless the shares of Series C Preferred Stock are registered pursuant to the Securities Act, or an exemption from registration is available. Holder understands that the Company has no present intention of registering the shares of Series C Preferred Stock or any shares of its Common Stock to which it converts. Holder also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Holder to transfer all or any portion of the shares of Series C Preferred Stock under the circumstances, in the amounts or at the times Holder might propose.

        (b)    Acquisition for Own Account.     Holder is acquiring the shares of Series C Preferred Stock for its own account for investment only, and not with a view towards their distribution.

        (c)     Holder Can Protect Its Interest.     Holder represents that by reason of its, or of its management's, business or financial experience, Holder has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Holder is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

        (d)    Accredited or Regulation S Eligible Investor.     Holder is an "accredited investor" within the meaning of Regulation D under the Securities Act, or is not a "U.S. Person" within the meaning of Regulation S under the Securities Act.

        (e)    Company Information.     Holder has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities and public filings. Holder has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment.

        4.3    Ownership of Series B Shares.     Holder represents that the Series B Shares held by Holder are owned of record and beneficially by Holder, free and clear of any Encumbrances, and Holder has the full and unrestricted right, power and authority to transfer such holdings to the Company.

5.     Representations and Warranties of the Company.

        The Company hereby represents and warrants to each Holder as of the date of this Agreement and the Closing Date as follows:

        5.1    Requisite Power; Authorization; Binding Obligations.    The Company has all requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. All corporate action on the part of the Company, its officers, directors and Holder necessary for the authorization, execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all obligations of the Company hereunder has been or will be taken prior to the Closing. This Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable against it in accordance with their terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

        5.2    Valid Issuance.    When issued at the Closing in accordance with the provisions of this Agreement and the Certificate of Designation, the shares of Series C Preferred Stock will be duly authorized, validly issued, fully paid and non-assessable, will be delivered free and clear of any Encumbrances, and will have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation; provided, however, that such shares of Series C Preferred Stock may be subject to restrictions on transfer under state or federal securities laws or as otherwise required by such laws at the time a transfer is proposed.

6.     Conditions to Closing.

        6.1    Conditions to Obligation of Each Holder.    Each Holder's obligation to accept the issuance of the shares of Series C Preferred Stock and to deliver the Series B Shares at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

        (a)    Performance of Obligations.    The Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

        (b)    Representations and Warranties True.    The representations and warranties made by the Company in Section 5 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

(c)   Execution of the Exchange Documents and Consent.  Holder shall have executed and delivered all documentation required in connection with the exchange of the Series B Shares, including, but not limited, the Letter of Transmission and Consent as set forth in the Terms of Exchange (the “Exchange Documents”), all of which being previously delivered to Holder.

        6.2    Conditions to Obligations of the Company.    The Company's obligation to issue and deliver the shares of Series C Preferred Stock for the Series B Shares at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a)    Performance of Obligations.    Each Holder shall have performed all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing Date.

(b)    Representations and Warranties True.    The representations and warranties made by each Holder in Section 4 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

(c)    Receipt of Exchange Documents.  The Company shall have received fully executed Exchange Documents from Holder, in such form as required by the Company in its sole discretion.

7.     Miscellaneous.

        7.1    Governing Law.    This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Nevada (without giving effect to principles of conflicts of laws).

        7.2    Survival.    The representations, warranties, covenants and agreements made herein shall survive any investigation made by Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        7.3    Successors and Assigns; Assignment.    Each and all of the covenants, terms, provisions, and agreements contained in this Agreement shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective successors and assigns. Neither the Company nor Holder may assign their respective rights or obligations under this Agreement (by operation of law or otherwise) to any Person without the prior written consent of the parties.

        7.4    Entire Agreement.    This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        7.5    Severability.    In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

        7.6    Amendment.    This Agreement may not be amended, modified, altered or supplemented without the written consent of the Company and Holder.

        7.7    Waiver.

        (a)   No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

        (b)   No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        7.8    Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses set forth below:

If to the Company:	Invisa, Inc., PO Box 49376, Sarasota, FL 34230
(941) 870-3950

If to Holder:	At the address set forth following the signature below.

        7.9    Remedies Cumulative; Specific Performance.    The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties hereto agree that: (a) in the event of any breach or threatened breach by any party of any covenant, obligation or other provision set forth in this Agreement, the other parties shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach; and (b) such other parties shall not be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or Proceeding.

        7.10    Further Assurances.

        Each party hereto shall execute and/or cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated hereby.

        7.11    Construction; Interpretation.    For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

        (b)   The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

        (c)   All monetary amounts referenced herein are denominated in United States Dollars.

        (d)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        (e)   Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

        7.12    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

INVISA, INC.	HOLDER

By:_____________________	By:_________________________

Name: ______________________

Title:________________________

Address: ____________________

Telephone: ___________________

SSN: _________________________